                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     -------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 1, 2004

                              CARDINAL HEALTH, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                      OHIO
                 (State or Other Jurisdiction of Incorporation)

         1-11373                                        31-0958666
 (Commission File Number)                  (IRS Employer Identification Number)

                     7000 CARDINAL PLACE, DUBLIN, OHIO 43017
          (Address of Principal Executive Offices, Including Zip Code)

                                 (614) 757-5000
              (Registrant's Telephone Number, Including Area Code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

         As previously disclosed, there are changes underway in Cardinal Health's pharmaceutical distribution business that involve a move from inflation based compensation to a business model where pharmaceutical distributors are compensated on a fee-for-service basis. The Company has previously stated that its objective is to convert the majority of its pharmaceutical distribution volume to fee-for-service based compensation by June 30, 2005.

         In connection with the conversion to the new business model, Cardinal Health has sent letters to pharmaceutical manufacturers representing a substantial majority of its pharmaceutical distribution volume, which letters outlined a new Company policy. This new policy provides that the Company's business arrangements with manufacturers will call for compensation based on fair market value pricing reflecting the logistical, capital and administrative characteristics of their individual product lines. The compensation will be measurable and will not be contingent on inflation, but only on Cardinal Health's satisfactory delivery of distribution services to the manufacturers. This policy will have an effective date of April 1, 2005 (or the next anniversary date of the Company's current agreement with the individual manufacturer, depending on circumstances). Based on the current sequencing schedule, the Company currently expects that it will be able to enter into acceptable agreements with these manufacturers before the April 1st, 2005 effective date. However, in situations where the Company and the manufacturer are unable to reach a mutually acceptable agreement, Cardinal Health has informed the manufacturer that it will assist them in transitioning to another method of distribution for its products.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Cardinal Health, Inc.
                                          (Registrant)

Date:  September 1, 2004                  By:  /s/ Paul S. Williams
                                              ---------------------
                                              Name:  Paul S. Williams
                                              Title: Executive Vice President,
                                                     Chief Legal Officer
                                                     and Secretary



                                      -2-